ASA INTERNATIONAL LTD.
                            10 Speen Street
                    Framingham, Massachusetts  01701

                            (508) 626-2727


January 28, 1998



Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Attention:  Filing Desk
-----------------------


                       RE:  ASA INTERNATIONAL LTD.
                            SEC FILE NO. 0-14741


Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of ASA International Ltd. (the "Company") is the Company's Form 8-K dated January 28, 1998. Please note that two Asset Purchase Agreements, the schedules to which have been omitted, are being filed as exhibits to this report. Upon request, these schedules will be furnished supplementally to you.

This filing is being effected by direct transmission to the Commission's Operational EDGAR System.

Very truly yours,

ASA INTERNATIONAL LTD.

/s/ Terrence C. McCarthy
Terrence C. McCarthy
Vice President and Treasurer

TCM/mb

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                               Form 8-K

                            CURRENT REPORT


            Pursuant to Section 13 or 15 (d) of the Securities
                          Exchange Act of 1934

                    Date of Report:  January 28, 1998

                         ASA International Ltd.
       -----------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)



        Delaware                  O-14741               02-0398205
----------------------------    ------------      ----------------------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
 of Incorporation)              File Number)      Identification Number)



    10 Speen Street, Framingham, MA                      01701
----------------------------------------         -----------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727
                                                     ------------

                          TABLE OF CONTENTS

                              FORM 8-K

                           January 28, 1998


Item                                                             Page
----                                                             ----

Item 2.     Acquisition or Disposition of Assets - with             1
            Cedes S.r.l. and its wholly owned subsidiary
            Sipi-U S.r.l (Group Cedes)

Item 7.     Financial Statement and Exhibits                        1

Signature                                                           2

Exhibits                                                          E-1
                                                                  E-2
                                                                  E-3
                                                                  E-4-1
                                                                  E-4-2

Item 2.  Acquisition or Disposition of Assets

     On January 13, 1998, ASA International Ltd. (the "Company") and its wholly owned Italian subsidiary (Cedes Associates S.r.l.) acquired substantially all of the assets of Cedes S.r.l. and SIPI-U S.r.l. ("Cedes"), subsidiaries of the Findest Group of Padova, Italy. Cedes sells enterprise resource planning software to mid-range companies in Italy. No material relationship exists between Cedes and the Company or any of their respective affiliates, officers, or directors.

     The transaction involved an exchange of approximately $30,000 US in cash, assumption of certain liabilities, and 200,000 shares of the Company's Common Stock, $.01 par value, for the assets of Cedes. The cash portion of the consideration was paid from the Company's working capital. Cedes had revenues of approximately $3.6 Million for the year ended December 31, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         The financial statements and pro forma financial information required by this item will be filed by amendment within sixty days of the date of this report.

         Exhibit No.                        Title
         -----------                        -----

             E-1 Agreement for the Purchase and Sale of Assets on an Ongoing Basis by and between Cedes S.r.l. and ASA International Ltd.

             E-2 Agreement for the Purchase and Sale of Assets on an Ongoing Basis by and between SIPI-U S.r.l. and ASA International Ltd.

             E-3 Addendum to the Agreement for the Purchase and Sale of Assets on an Ongoing Basis by and between ASA International Ltd. and
                          Cedes S.r.l. and SIPI-U S.r.l.

             E-4-1        Additional Agreements related to the above.

             E-4-2        Additional Agreements related to the above.

                                SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ASA International Ltd.

                                            /s/ Terrence C. McCarthy
                                          ------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer


Date:  January 28, 1998